Helping Build Chicago—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Chicago Area

60 Projects	$1.0M HIT Investment Amount	$10.0M Building America NMTC Allocation	$2.1B Total Development Cost	13,486 Housing Units Created or Preserved (69% afforadable)
20.2M Hours of Union Construction Work	21,785 Total Jobs Across Industries	$1.6B Total Wages and Benefits	$191.8M State and Local Tax Revenue Generated	$3.9B Total Economic Impact

PROJECT PROFILE:

COVENT APARTMENTS

The HIT provided $4.9 million in financing for the $17.8 million substantial rehabilitation and conversion of the 30-unit all affordable historic hotel in Chicago, Illinois. This project will create an estimated 97,930 hours of union construction work.

PROJECT PROFILE:

METRO 19 APARTMENTS

The HIT provided $65.9 million in financing for the $77.1 million new construction of the 295-unit project in Roselle, Illinois. This project will create an estimated 570,480 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Helping Build Chicago—The Union Way	SEPTEMBER 2022

Altgeld Family Resource Center (Building America)	Morningside Court Apartments	Heiwa Terrace Apartments

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, Secretary-Treasurer

Chicago and Cook County Building and Construction Trades Council

HIGHLIGHTS OF CHICAGO AREA INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Altgeld Family Resource Center	Chicago	$10,000,000	$28,115,001	252,760
Circle Park	Chicago	$84,895,000	$163,806,449	292,010
Covent Apartments	Chicago	$4,900,000	$17,763,640	97,930
Edwin Berry Manor Apartments	Chicago	$5,752,000	$12,521,150	45,010
Gateway Apartments	Chicago	$43,500,000	$50,352,486	382,510
Heiwa Terrace Apartments	Chicago	$28,500,000	$68,414,801	396,710
Metro 19 Apartments	Roselle	$65,928,000	$77,098,874	570,480
Morningside Court Apartments	Chicago	$28,700,000	$56,425,536	105,240
Northpoint Apartments	Chicago	$68,984,000	$86,804,801	226,220
Wrigleyville North Apartments	Chicago	$34,982,300	$40,912,471	289,900

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW| Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com